SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                       TO

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     September 25, 1996


                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
             (Exact name of registrant as specified in its charter)


      California                     33-91136                  33-0707612
(State or other jurisdiction      (Commission               (IRS Employer
 of incorporation)                 File Number)          Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565



                                      N/A
          Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Crescent City
                  Independent Auditor's Report
                  Statement of Operations, Eight Months Ended August 31, 1996 Notes to Financial Statement

         b.       Proforma Financial Information

                  Proforma Balance Sheet,  September 30, 1996
                  Proforma Statement of Operations For the Period July 1, 1996 (date operations commenced) to September 30, 1996
                  Notes to Proforma  Financial Statements

         c.       Exhibits

                  10.1 Agreement of Limited Partnership of Crescent City Apartments (previously filed)


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

 BURKE & REA
                                                   CERTIFIED PUBLIC ACCOUNTANTS
 EDWARD T. BURKE, C.P.A.
 BERNARD E. REA, C.P.A.
 P.O. BOX  4632
 STOCKTON, CA 95204                   TELEPHONE  209/933-9113  FAX 209/933-9115


                          INDEPENDENT AUDITORS' REPORT

To the Stockholders
Crescent City Surf, Inc.
Sacramento, CA


We have audited the accompanying statement of operations of Crescent City Surf, Inc., for the eight months ended August 31, 1996. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of operations. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of operations. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the accompanying statement of operations presents fairly, in all material respects, the results of operations of Crescent City Surf, Inc. for the eight months ended August 31, 1996 in conformity with generally accepted accounting principles.


                                                            /S/ Burke & Rea



Stockton, California
October 30, 1996


rea01.doc

                            CRESCENT CITY SURF, INC.

                             STATEMENT OF OPERATIONS
                       Eight months ended August 31, 1996





REVENUE
     Rental income                                              $       101,461

     Other income
         Interest income                                                  1,566

              Total revenue                                     $       103,027
                                                                ---------------

EXPENSES

     Contract management fee                                    $         6,000
     Miscellaneous renting expenses                                         440
     Office supplies                                                        953
     Manager's salary and payroll taxes                                  16,440
     Legal                                                                1,826
     Bookkeeping / accounting services                                    1,415
     Telephone                                                            1,816
     Miscellaneous administrative expense                                   812
     Utilities                                                            6,832
     Garbage and trash removal                                            2,693
     Maintenance and repairs                                              4,847
     Elevator maintenance                                                 3,966
     Miscellaneous operating and maintenance expenses                       416
     Real estate taxes                                                   12,466
     Property and liability insurance                                     2,766
     Interest expense                                                    43,814
     Depreciation and amortization                                       11,975
                                                                     ----------

              Total expenses                                    $       119,477
                                                                ---------------


Net loss                                                       $       (16,450)
                                                                ===============


See Notes to Financial Statement.

                            CRESCENT CITY SURF, INC.
                         (A California Limited Company)

                          NOTES TO FINANCIAL STATEMENT




NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      A summary of the Company's significant accounting policies applied in the preparation of the accompanying financial statements follows.

      METHOD OF ACCOUNTING

      The Company uses the accrual method of accounting, which reflects revenue when earned, which may be prior to receipt, and expenses as incurred, which may be prior to payment. Rental income reflects the gross potential rent that may be earned less vacancies.

      CAPITALIZATION AND DEPRECIATION

      Land, buildings and improvements are recorded at cost. Depreciation is computed using straight-line method over the following estimated useful lives:


                                                                 Years

            Building                                              27.5

      Improvements are capitalized, while expenditures for maintenance and repairs are charged to expense as incurred. Upon disposal of depreciable property, the appropriate property accounts are reduced by the related costs and accumulated depreciation. The resulting gains and losses are reflected in the statement of operations.

      AMORTIZATION

      Organization costs are amortized over 84 months using the straight-line method.

      S CORPORATION - INCOME TAX STATUS

      The Company with the consent of its shareholders, has elected under the Internal Revenue Code to be an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Company's taxable income. Therefore, no provision or liability for federal income taxes has been included in the financial statements.

      ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures.

                    NOTES TO FINANCIAL STATEMENT





NOTE 2 - ORGANIZATION

      Crescent City Surf, Inc. is a Corporation which was incorporated in January 1993, to own, and operate a 56-unit apartment complex, known as The Surf Hotel, located in Crescent City, California. The major activities of the Company are governed by the Company Agreement and regulatory agreements with the Department of Housing and Community Development (HCD), a public agency of the State of California. Under the regulatory agreements, the Company is required to provide low cost housing to very low-income or lower-income households.

      Annual distributions to the Stockholders are limited by the HCD regulatory agreement and are not to exceed 8% of the actual investment in the entire project. Undistributed amounts are allowed to be deposited into a project account and be distributed in a subsequent year.


NOTE 3 - RESTRICTED DEPOSITS AND FUNDED RESERVES

      In accordance with HCD Regulatory Agreement, the Company is required to maintain a replacement reserve account and a general operating reserve account. These accounts are funded monthly with payments being made directly into separately maintained accounts.


NOTE 4 - LONG-TERM DEBT

      The project is financed by a mortgage payable to HCD in the original amount of $1,960,000.

      Under the terms of the Promissory Note Secured By Deed Of Trust with HCD, the loan provides for interest at 3.0% for a term of 55 years with annual payments based on a formula generally related to the project's ability to pay.

      During the first thirty years, interest-only payments are due annually and payable at the lesser of the total amount of interest accrued and unpaid, including deferred interest, or the amount of net cash flow available on the interest payment due date. Commencing on the thirty-first year, principal and interest payments are due and payable annually. The principal payments are based on one-half of the net cash flow remaining on the principal payment date after all payments of interest due are made.

      The apartment complex is pledged as collateral for the mortgages and is secured by deeds of trust, assignment of rents, security agreements and fixture filings against the property.

                          NOTES TO FINANCIAL STATEMENT




NOTE 5 - TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

      MANAGEMENT FEE

      In accordance with the Management Agreement, the Company paid the general partner a $750 per month management fee for services rendered in connection with the leasing and operation of the project. The fee for its services is approximately 5% of the project's rental income.

                 WNC HOUSING TAX CREDIT FUND V, L.P., Series 4
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                             PROFORMA BALANCE SHEET
                               September 30, 1996




                                     ASSETS

                                       Historical       Proforma       Proforma
                                         Balance       Adjustments      Balance

Cash                                   $766,107       $1,265,500
                                                        (112,313)    $1,919,294
Subscriptions receivable                450,000                         450,000
Investment in limited partnerships    3,973,325          400,905
                                                         112,313      4,486,543

Other assets                                702                0            702
                                       --------       ----------    -----------
                                     $5,190,134       $1,666,405     $6,856,539
                                    ============      ===========     =========


                        LIABILITIES AND PARTNERS' CAPITAL
                                  LIABILITIES:

Notes payable to limited
  partnerships                       $2,482,421         $400,905     $2,883,326
Accrued fees and expenses
 due to general
 partner and affiliates                  83,373                0         83,373
                                       --------      -----------         ------
                                      2,565,794          400,905      2,966,699
                                    -----------        ---------       ---------


Partners' capital (Note 1):
  General partner                        (3,578)          (2,320)       (5,898)
  Limited partners                    2,627,918        1,267,820      3,895,738
                                     -----------     -----------      ---------
          Total partners' equity      2,624,340        1,265,500      3,889,840
                                     -----------     -----------      ---------

                                     $5,190,134       $1,666,405     $6,856,539
                                   ============        =========      =========

                                  - Unaudited -
             See Accompanying Notes to Proforma Financial Statements

                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4

                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)

                        PROFORMA STATEMENT OF OPERATIONS

             For the Period July 1, 1996 (date operations commenced)
                              to September 30, 1996




                                     Historical      Proforma         Proforma
                                        Balance      Adjustments        Balance

Interest income                          $2,427                         $2,427
                                                                       -------

Operating expense
Amortization                                418                            418
Legal and accounting                         44                             44
                                          -----                           ----

Total operating expense                     462                            462
                                            ---                           ----

Income from operations                    1,965                          1,965

Equity in loss
 of limited partnerships                 (2,040)       (3.200)          (5,240)
                                         -------       -------          -------

Net loss                               $    (75)      $(3.200)         $(3,275)
                                        ========      ========         ========


                                  - Unaudited -
             See Accompanying Notes to Proforma Financial Statements

                  WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                     NOTES TO PROFORMA FINANCIAL STATEMENTS


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund V, L.P., Series 4 financial statements dated September 30, 1996. WNC Housing Tax Credit Fund V, L.P., Series 4 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of September 30, 1996, the Partnership was admitted as majority limited partner in two limited partnerships, Blessed Rock and Crescent City Apartments. Subsequent to September 30, 1996, the Partnership has acquired a limited partnership interest in one limited partnership, Ogallalla Apartments. The investment commits the Partnership to capital contributions of $400,905.

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnership discussed above was acquired at the end of the period presented. The adjustment to cash and partners equity of $1,265,500 reflects the net proceeds from October 1, 1996 to November 14, 1996 from issuance of 1,600 units of limited partners capital ($1,600,000 less notes receivable of $102,500 and commissions and offering costs of $232,000.) The adjustment of $400,905 reflects the Partnership's acquisition of a limited partnership interest in Ogallalla Apartments as if the Partnership's date of acquisition was September 30, 1996. The adjustment to liabilities of $400,905 reflects future capital contributions payable. The second adjustment to investment in limited partnerships and the second adjustment to cash of $112,313 reflects the acquisition fee for the acquisition of the identified limited partnership.

Blessed Rock and Ogallalla Apartments were under construction or rehabilitation during the period presented and had no operations which should be reported. Crescent City Apartments had operations during the period presented prior to the Partnership's acquisition of the limited partnership interest therein (July 1, 1996 to September 25, 1996), and a proforma loss of $3,200 had been recorded in the Proforma Statement of Operations. The Partnership uses the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND V, L.P., SERIES 4

Date:  November 21, 1996         By:      WNC &  Associates, Inc.,
                                          General Partner

                                          By:      /s/ JOHN B. LESTER, JR.
                                                       John B. Lester, Jr.,
                                                       President


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